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                                                                   EXHIBIT 10.20


                             128 TECHNOLOGY CENTER
                       PARAMETRIC TECHNOLOGY CORPORATION
                                AMENDMENT NO. 9


Reference is made to the original Lease dated June 1, 1987 and subsequently amended March 10, 1988, November 9, 1988, November 8, 1989, January 21, 1991, March 10, 1992, November 25, 1992, June 8, 1993, April 14, 1994 and July 19,
1995 collectively (the "Lease") by and between 128 Technology Trust under a Declaration of Trust dated October 12. 1983 recorded in Middlesex County Registry of Deeds Southern District, Book 15268, Page 65 (hereinafter "Lessor", which expression shall include its heirs, executors, successors, and assigns where the context so admits), and Parametric Technology Corporation, a Massachusetts corporation having a principal place of business at 128 Technology Drive, Waltham, Massachusetts 02154 (hereinafter "Lessee", which expression shall include its successors and assigns or executors and administrators where the context so admits). Term defined in or by reference in the Lease not otherwise defined herein shall have the same meaning herein as therein.

For good and valuable consideration, the receipt of legal sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

1.   RENTABLE AREA OF THE DEMISED PREMISES: 168,992 SQUARE FEET

2.   RENTABLE AREA OF THE BUILDING: 217,500 SQUARE FEET

3. The Base Rent for the Demised Premises shall be as set forth on Exhibit A attached hereto.

4. The "BGS OPTION" set forth in Amendment No. 7 (April 14, 1994) of the Lease shall be modified to incorporate the terms and conditions set forth in
     Section 5 and Section 6 of the Settlement Agreement dated as of December 7, 1995 between Lessor and Lessee. The date by which Lessee must give written notice of Lessee's election to exercise its option shall be changed from December 31, 1995 to February 29, 1996.

5. Section 8.3 shall be deleted in its entirety and the following shall be substituted therefor:

     "8.3 Lessee shall make no alterations, improvements, or additions to the demised premises of a structural nature. Lessee may make only non-structural alterations and only after obtaining Lessor's prior written consent, which consent may be conditioned upon the removal of such alterations by Lessee at the expiration or other termination of this Lease. All such alterations by Lessee shall be done in good and workmanlike manner and by Lessor or its affiliates at competitive costs. At the expiration or other termination of this Lease, Lessor shall have the option to require Lessee either (i) to remove any alterations made by Lessee without Lessor's consent and restore the demised premises to the condition in which they were in at the beginning of the Term, or (ii) to have the demised premises remain in their altered condition with all improvements and additions made with or without Lessor's consent becoming the property of the Lessor, except as to improvements or additions which are personal property of Lessee, have been identified as such to the Lessor and are removable without damage to the demised premises."

In all other respects, the terms and provisions of the Lease and subsequent amendments are hereby ratified and confirmed and remain in full force and effect and unamended.

Executed as a sealed instrument this 23rd day of January, 1996.
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                                  LESSOR:

                                  128 Technology Trust

                                  By:  /s/ Dominic J. Saraceno
                                       -----------------------
                                       Dominic J. Saraceno
                                       As Trustee of 128 Technology Trust

                                  By:  /s/ Kurt W. Saraceno
                                       --------------------
                                       Kurt W. Saraceno
                                       As Trustee of 128 Technology Trust

                                  LESSEE:

                                  PARAMETRIC TECHNOLOGY
                                  CORPORATION

                                  By:  /s/ Edwin J. Gillis
                                       -------------------
                                       Title: Sr. V.P. /CFO